UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 3, 2009

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19879	11-3054851
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)		Identification No.)

35 Wilbur Street
Lynbrook, NY 11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms "we," "us," "our" and "Company" refer to BioSpecifics Technologies Corp.

ITEM 8.01.         OTHER EVENTS

On January 30, 2009, the Company received the $6.375 million payment from Auxilium Pharmaceuticals, Inc. ("Auxilium") owed to the Company in connection with its entry into the Amended and Restated Development and License Agreement with Auxilium on December 11, 2008. Auxilium paid to the Company $6.375 million of the $75 million upfront payment that it received from Pfizer, Inc. under the Development, Commercialization and Supply Agreement, dated December 17, 2008 between Auxilium and Pfizer, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 3, 2009	BIOSPECIFICS TECHNOLOGIES CORP.
(Registrant)

/s/ Thomas L. Wegman
Thomas L. Wegman
President